Exhibt 77(q)

Exhibits

(a)(1)   Articles of Amendment dated August 10, 2010 (dissolution of ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(a)(2)   Articles of Amendment dated September 8, 2010 (dissolution of ING Opportunistic LargeCap Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(a)(3)   Articles of Amendment dated January 6, 2011 (dissolution of ING U.S. Government Money Market Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(a)(4)   Articles of Amendment dated January 26, 2011 (Issuance of Adviser Class and Class I shares of ING Australia Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(a)(5)   Articles of Amendment dated April 13, 2011 (dissolution of ING NASDAQ 100 Index Portfolio) – Filed herein.

(e)(1)   Amended Schedule A dated January 2011 to the Amended Investment Management Agreement dated April 1, 2004 between ING Variable Portfolios, Inc. and ING Investments LLC – Filed herein.

(e)(2)   Amended Schedule A dated February 2011 to the Amended Investment Management Agreement dated April 1, 2004 between ING Variable Portfolios, Inc. and ING Investments LLC – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(e)(3)   Waiver of a portion of the Investment Management fee dated February 28, 2011 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING Australia Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(e)(4)   Waiver of a portion of the Investment Management Fee Payable Letter dated May 1, 2011 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio and ING Hang Seng Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(e)(5)   Advisory Fee Waiver Letter dated May 1, 2010 to the Amended Investment Management Agreement between ING Investments, LLC and ING Variable Portfolios, Inc. dated April 1, 2004 with respect to ING Russell Large Cap Growth Index Portfolio and ING Russell Large Cap Value Index Portfolio - Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(e)(6)   Amended Schedule A dated April 2011 to the Sub-Advisory Agreement dated February 2, 2007 between ING Investments LLC and BlackRock Advisors LLC – Filed herein.

(e)(7)   Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated February 28, 2011 Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(e)(8)   Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated February 28, 2011 Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

(e)(9)   Amended Schedule A effective February 28, 2011 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(e)(10)   Waiver Letter dated February 28, 2011 between ING Investments, LLC and ING Investment Management Co. regarding the sub-advisory fee payable by ING Investments, LLC with respect to ING Australia Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.